                                                                    Exhibit 10.5

================================================================================

                              HEWITT ASSOCIATES LLC


                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012


                             _______________________

                             NOTE PURCHASE AGREEMENT

                             ________________________




                           Dated as of March 15, 2000

================================================================================
                                                      Tranche 1 PPN: 42823# AB 9
                                                      Tranche 2 PPN: 42823# AC 7

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                               TABLE OF CONTENTS

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1.       AUTHORIZATION OF NOTES. ............................................................................    1

         1.1      Series A Notes. ...........................................................................    1

         1.2      Subsequent Series. ........................................................................    1

2.       SALE AND PURCHASE OF NOTES. ........................................................................    2

         2.1      Initial Sale. .............................................................................    2

         2.2      Subsequent Sales. .........................................................................    2

3.       CLOSING. ...........................................................................................    2

4.       CONDITIONS TO CLOSING. .............................................................................    3

         4.1      Representations and Warranties. ...........................................................    3

         4.2      Performance; No Default. ..................................................................    3

         4.3      Compliance Certificates. ..................................................................    3

         4.4      Opinions of Counsel. ......................................................................    3

         4.5      Purchase Permitted By Applicable Law, etc. ................................................    4

         4.6      Sale of Other Notes. ......................................................................    4

         4.7      Payment of Special Counsel Fees. ..........................................................    4

         4.8      Private Placement Number. .................................................................    4

         4.9      Changes in Organizational Structure. ......................................................    4

         4.10     Acceptance of Note Purchase Agreement. ....................................................    5

         4.11     Proceedings and Documents. ................................................................    5

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY. .....................................................    5

         5.1      Organization; Power and Authority. ........................................................    5

         5.2      Authorization, etc. .......................................................................    5

         5.3      Disclosure. ...............................................................................    6

         5.4      Organization and Ownership of Shares of Subsidiaries; Affiliates. .........................    6

         5.5      Financial Statements. .....................................................................    7

         5.6      Compliance with Laws, Other Instruments, etc. .............................................    7

         5.7      5.7. Governmental Authorizations, etc. ....................................................    8

         5.8      Litigation; Observance of Agreements, Statutes and Orders. ................................    8

         5.9      Taxes. ....................................................................................    8

         5.10     Title to Property; Leases. ................................................................    8
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         5.11     Licenses, Permits, etc. ...................................................................    9

         5.12     Compliance with ERISA. ....................................................................    9

         5.13     Private Offering by the Company. ..........................................................   10

         5.14     Use of Proceeds; Margin Regulations. ......................................................   10

         5.15     Existing Indebtedness; Future Liens. ......................................................   11

         5.16     Foreign Assets Control Regulations, etc. ..................................................   11

         5.17     Status under Certain Statutes. ............................................................   11

         5.18     Environmental Matters. ....................................................................   11

6.       REPRESENTATIONS OF THE PURCHASER. ..................................................................   12

         6.1      Purchase for Investment. ..................................................................   12

         6.2      Source of Funds. ..........................................................................   12

7.       INFORMATION AS TO COMPANY. .........................................................................   14

         7.1      Financial and Business Information ........................................................   14

         7.2      Officer's Certificate. ....................................................................   16

         7.3      Inspection. ...............................................................................   17

8.       PREPAYMENT OF THE NOTES ............................................................................   17

         8.1      Required Prepayments. .....................................................................   17

         8.2      Optional Prepayments with Make-Whole Amount. ..............................................   17

         8.3      Allocation of Partial Prepayments. ........................................................   18

         8.4      Maturity; Surrender, etc. .................................................................   18

         8.5      Purchase of Notes. ........................................................................   18

         8.6      Make-Whole Amount. ........................................................................   19

9.       AFFIRMATIVE COVENANTS. .............................................................................   20

         9.1      Compliance with Law. ......................................................................   20

         9.2      Insurance. ................................................................................   20

         9.3      Maintenance of Properties. ................................................................   20

         9.4      Payment of Taxes and Claims. ..............................................................   21

         9.5      Existence, etc. ...........................................................................   21

10.      NEGATIVE COVENANTS. ................................................................................   21

         10.1     Transactions with Affiliates. .............................................................   21
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         10.2     Merger, Consolidation, etc. ...............................................................   22

         10.3     Consolidated Net Capital. .................................................................   22

         10.4     Funded Indebtedness. ......................................................................   23

         10.5     Current Indebtedness. .....................................................................   23

         10.6     Indebtedness of Restricted Subsidiaries. ..................................................   23

         10.7     Liens. ....................................................................................   23

         10.8     Sale of Assets. ...........................................................................   25

         10.9     Restricted Subsidiary Stock. ..............................................................   25

         10.10    Distributions. ............................................................................   26

         10.11    Amendments to Articles of Organization and Operating Agreement. ...........................   26

         10.12    Designation of Unrestricted and Restricted Subsidiaries. ..................................   26

         10.13    Change in Business. .......................................................................   27

11.      EVENTS OF DEFAULT. .................................................................................   27

12.      REMEDIES ON DEFAULT, ETC. ..........................................................................   29

         12.1     Acceleration. .............................................................................   29

         12.2     Other Remedies. ...........................................................................   29

         12.3     Rescission. ...............................................................................   30

         12.4     No Waivers or Election of Remedies, Expenses, etc. ........................................   30

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. .....................................................   30

         13.1     Registration of Notes. ....................................................................   30

         13.2     Transfer and Exchange of Notes. ...........................................................   31

         13.3     Replacement of Notes. .....................................................................   31

14.      PAYMENTS ON NOTES. .................................................................................   31

         14.1     Place of Payment. .........................................................................   31

         14.2     Home Office Payment. ......................................................................   32

15.      EXPENSES, ETC. .....................................................................................   32

         15.1     Transaction Expenses. .....................................................................   32

         15.2     Survival. .................................................................................   33

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. ......................................   33
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17.      AMENDMENT AND WAIVER. ..............................................................................   33

         17.1     Requirements. .............................................................................   33

         17.2     Solicitation of Holders of Notes. .........................................................   33

         17.3     Binding Effect, etc. ......................................................................   34

         17.4     Notes held by Company, etc. ...............................................................   34

18.      NOTICES. ...........................................................................................   34

19.      REPRODUCTION OF DOCUMENTS. .........................................................................   35

20.      CONFIDENTIAL INFORMATION. ..........................................................................   35

21.      SUBSTITUTION OF PURCHASER. .........................................................................   36

22.      MISCELLANEOUS. .....................................................................................   36

         22.1     Successors and Assigns. ...................................................................   36

         22.2     Payments Due on Non-Business Days. ........................................................   37

         22.3     Severability. .............................................................................   37

         22.4     Construction. .............................................................................   37

         22.5     Counterparts. .............................................................................   37

         22.6     Governing Law. ............................................................................   37
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SCHEDULE A              --     Information Relating to Purchasers

SCHEDULE B              --     Defined Terms

SCHEDULE C              --     Existing Investments

SCHEDULE 4.9            --     Changes in Organizational Structure

SCHEDULE 5.3            --     Disclosure Materials

SCHEDULE 5.4            --     Subsidiaries of the Company and Ownership of Subsidiary Stock:
                               Affiliates; Management

SCHEDULE 5.5            --     Financial Statements

SCHEDULE 5.8            --     Certain Litigation

SCHEDULE 5.11           --     Licenses, Permits, etc.

SCHEDULE 5.14           --     Use of Proceeds

SCHEDULE 5.15           --     Existing Indebtedness

SCHEDULE 10.7           --     Liens

EXHIBIT 1(a)            --     Form of Series A Tranche 1 Note

EXHIBIT 1(b)            --     Form of Series A Tranche 2 Note

EXHIBIT 2               --     Form of Subsequent Note

EXHIBIT 3               --     Form of Supplemental Note Purchase Agreement

EXHIBIT 4.4(a)          --     Form of Opinion of Counsel for the Company

EXHIBIT 4.4(b)                 Form of Opinion of Special Counsel to the Purchasers
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                                      -v-

                              HEWITT ASSOCIATES LLC
                                100 Half Day Road
                          Lincolnshire, Illinois 60069
                                 (847) 295-5000
                                 (847) 913-9327

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                                      Dated as of March 15, 2000

TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

                  HEWITT ASSOCIATES LLC, a limited liability company organized under the laws of Illinois (the "Company"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

1.1      Series A Notes.

                  The Company has authorized the issue and sale of $15,000,000 aggregate principal amount of its 7.94% Senior Notes, Series A, Tranche 1, due March 30, 2007 (the "Series A Tranche 1 Notes") and $35,000,000 aggregate principal amount of its 8.08% Senior Notes, Series A, Tranche 2, due March 30, 2012 (the "Series A Tranche 2 Notes" and together with the Series A Tranche 1 Notes, the "Series A Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series A Notes shall be substantially in the form set out in Exhibit 1(a) or Exhibit 1(b), as appropriate, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2      Subsequent Series.

                  Subsequent series of notes ("Subsequent Notes") may be issued pursuant to Supplemental Note Purchase Agreements as provided in Section 2.2 in an aggregate principal amount not to exceed $50,000,000, shall be sequentially identified as "Series B Notes," etc. and shall be in the aggregate principal amount, be dated, bear interest, be subject to required and optional prepayments and shall mature as provided in the Supplemental Note Purchase Agreement pursuant to which they are issued, and shall be substantially in the form set out in

Exhibit 2; provided that no Subsequent Notes shall have a maturity earlier or a weighted average life to maturity shorter than the maturity date and the weighted average life to maturity of any then outstanding Notes. The Series A Notes and the Subsequent Notes are collectively referred to as the "Notes," such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement.

2.       SALE AND PURCHASE OF NOTES.

2.1      Initial Sale.

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the Other Purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers agree to purchase from the Company, at the Closing provided for in Section 3, Series A Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. You and the Other Purchasers are sometimes referred to as the "Initial Purchasers." Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

2.2      Subsequent Sales.

                  At any time and from time to time during the 12 calendar months following the Initial Closing, the Company and one or more Eligible Purchasers may enter into a Supplemental Note Purchase Agreement substantially in the form of Exhibit 3 providing for the issuance and sale by the Company to such Eligible Purchasers (the "Supplemental Purchasers") of the series of Supplemental Notes specified in such Supplemental Note Purchase Agreement, in the aggregate principal amount (not less than $5,000,000) and on the terms and conditions set forth in such Supplemental Note Purchase Agreement. The sale of such Supplemental Notes will take place at the location, date and time set forth in the Supplemental Note Purchase Agreement at a closing (the "Supplemental Closing"). At such Supplemental Closing, the Company will deliver to each Supplemental Purchaser the Supplemental Notes of the series to be purchased in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Supplemental Purchaser may request) dated the date of the Closing and registered in the name of such Supplemental Purchaser (or in the name of its nominee), against delivery to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company.

3.       CLOSING.

                  The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, at 10:00 a.m., Central Standard time, at a closing (the "Initial Closing") on March 28, 2000 or on such other Business Day thereafter on or prior to March 31, 2000 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing, the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated

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the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 287 360 2 at Harris Trust and Savings Bank, 111 W. Monroe Street, P.O. Box 755, Chicago, IL 60690-0755, ABA #071000288. If at the Initial Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment. The Initial Closing and each Supplemental Closing are hereinafter referred to as a "Closing."

4.       CONDITIONS TO CLOSING.

                  The obligation of each Initial Purchaser and each Supplemental Purchaser to purchase and pay for the Notes to be sold to it at a Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at such Closing, of the following conditions:

4.1      Representations and Warranties.

                  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of such Closing.

4.2      Performance; No Default.

                  The Company shall have performed and complied with all agreements and conditions contained in this Agreement (including the applicable Supplemental Note Purchase Agreement) required to be performed or complied with by it prior to or at such Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by
Section 10, had it applied since such date.

4.3      Compliance Certificates.

                  (a)      Officer's Certificate.  The Company shall have
                           ---------------------
         delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b)      Secretary's Certificate. The Company shall have
                           -----------------------
         delivered to you a certificate certifying as to the resolutions attached thereto and other organizational proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4      Opinions of Counsel.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from C. Lawrence Connolly III, Esq., counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5      Purchase Permitted By Applicable Law, etc.

                  On the date of such Closing such Purchaser's purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which it is subject, without recourse to provisions permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject it to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6      Sale of Other Notes.

                  Contemporaneously with such Closing the Company shall sell to the Other Purchasers that are to purchase Notes at such Closing and such Other Purchasers shall purchase the Notes to be purchased by them at the Closing.

4.7      Payment of Special Counsel Fees.

                  Without limiting the provisions of Section 15.1, the Company shall have paid on or before such Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8      Private Placement Number.

                  A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Gardner, Carton & Douglas for the Notes being issued at such Closing.

4.9      Changes in Organizational Structure.

                  Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of formation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10     Acceptance of Note Purchase Agreement.

                  The Initial Purchasers and the Company shall have received written confirmation from each Eligible Purchaser that the form and content of this Agreement is acceptable to each Eligible Purchaser.

4.11     Proceedings and Documents.

                  All authorization and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to you that:

5.1      Organization; Power and Authority.

                  The Company is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2      Authorization, etc.

                  This Agreement and the Notes have been duly authorized by all necessary action on the part of the Company as required by the Operating Agreement and the Company's articles of organization, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  At each Supplemental Closing, the applicable Supplemental Note Purchase Agreement and series of Subsequent Notes being issued will have been duly authorized by all necessary action on the part of the Company as required by the Operating Agreement and the Company's articles of organization, and such Supplemental Note Purchase Agreement and Subsequent Notes will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3      Disclosure.

                  The Company, through its agent, Nesbitt Burns Securities Inc., has delivered to you and each Other Purchaser a copy of the Confidential Private Placement Memorandum, dated February 2000 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the Supplemental Note Purchase Agreement, if applicable, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since September 30, 1999, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4      Organization and Ownership of Shares of Subsidiaries; Affiliates.

                  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's Managers and senior officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Domestic Subsidiary and, to the best knowledge of the Company, each Foreign Subsidiary identified in Schedule 5.4 is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and each Domestic Subsidiary and, to the best knowledge of the Company, each Foreign Subsidiary is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Domestic Subsidiary and, to the best knowledge of the Company, each Foreign Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Domestic Subsidiary or, to the best knowledge of the Company, no Foreign Subsidiary, is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5      Financial Statements.

                  The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on
Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in any notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6      Compliance with Laws, Other Instruments, etc.

                  The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Domestic Subsidiary or, to the best knowledge of the Company, any Foreign Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, operating agreement, articles of organization, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Domestic Subsidiary or, to the best knowledge of the Company, any Foreign Subsidiary or
(iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Domestic Subsidiary or, to the best knowledge of the Company, any Foreign Subsidiary. The Company is not in default or in violation of any Material term or provision of its Operating Agreement.

5.7      5.7. Governmental Authorizations, etc.

                  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8      Litigation; Observance of Agreements, Statutes and Orders.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9      Taxes.

                  The Company and its Subsidiaries have filed all Tax Returns that are required to have been filed in any jurisdiction and sent all Tax Returns to any party as required under applicable law or regulation, and have paid all Taxes shown to be due and payable on such returns and all other Taxes to the extent such Taxes have become due and payable and before they have become delinquent, except for any Taxes (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any Tax that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Taxes for all fiscal periods are adequate. The Company is properly treated as a partnership for, and is not taxable as, a corporation for Federal income tax purposes.

5.10     Title to Property; Leases.

                  The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11     Licenses, Permits, etc.

                  Except as disclosed in Schedule 5.11,

                  (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12     Compliance with ERISA.

                  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $500,000 in the case of any single Plan and by more than $500,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                  (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries does not exceed $3,000,000.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

                  (f) All Foreign Pension Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto except for such failures to comply that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Foreign Pension Plan documents or applicable laws have been paid or accrued as required, except for premiums, contributions and amounts that, in the aggregate for all such obligations, could not reasonably be expected to have a Material Adverse Effect.

5.13     Private Offering by the Company.

                  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with more than 40 Institutional Investors (including you and the Other Purchasers), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14     Use of Proceeds; Margin Regulations.

                  The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). - Margin stock does not constitute more than 1.0% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.0% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15     Existing Indebtedness; Future Liens.

                  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of February 29, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.7.

5.16     Foreign Assets Control Regulations, etc.

                  Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17     Status under Certain Statutes.

                  Except as hereinafter described, neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended. The Company is an affiliate of AHA Investment Funds, Inc., a registered open-end investment company, for whom it acts as an investment consultant and the Company, which acts as its administrator and shareholder servicing agent, and Hewitt Services LLC, an affiliate of the Company that acts as its distributor, are affiliates of Hewitt Series Trust, a registered open-end investment company.

5.18     Environmental Matters.

                  Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.       REPRESENTATIONS OF THE PURCHASER.

6.1      Purchase for Investment.

                  You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2      Source of Funds.

                  You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) ("PTE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source is the assets of one or more employee benefit plans that are managed by an "in-house asset manager," as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1      Financial and Business Information

                  The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a)      Quarterly Statements - within 60 days after the end
                           --------------------
         of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of income, expenses,
                  cash flows and, if prepared by the Company in connection with its quarterly financial statements, statements of changes in capital of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

                  (b)      Annual Statements of the Company - within 90 days
                           --------------------------------
         after the end of each fiscal year of the Company, duplicate copies of,

                           (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                           (ii) consolidated statements of income, expenses,
                  cash flows and, if prepared by the Company in connection with its annual audited financial statements, statements of changes in capital of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                           (A) by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (B) a certificate of such accountants stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

                  (c)      SEC and Other Reports - if applicable, promptly upon
                           ---------------------
         their becoming available, one copy of any of the following which are publicly available: (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report (other than reports arising from the Company's investment advisory and transfer agency services), each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

                  (d)      Notice of Default or Event of Default - promptly, and
                           -------------------------------------
         in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e)      ERISA Matters - promptly, and in any event within
                           -------------
         five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer

                  Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f)      Notices from Governmental Authority - promptly, and
                           -----------------------------------
         in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                  (g)      Restricted Subsidiary Status - promptly, and in any
                           ----------------------------
         event within ten days of the occurrence thereof, the designation of an Unrestricted Subsidiary -as a Restricted Subsidiary; and

                  (h)      Requested Information - with reasonable promptness,
                           ---------------------
         such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2      Officer's Certificate.

                  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1 (a) or Section 7.1 (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a)      Covenant Compliance - the information (including
                           -------------------
         detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.2 through
         Section 10.10 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b)      Event of Default - a statement that such officer has
                           ----------------
         reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an

         Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3      Inspection.

                  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default - if no Default or Event of Default then
                      ----------
         exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default - if a Default or Event of Default then exists, at
                      -------
         the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES

8.1      Required Prepayments.

                  The Series A Tranche 1 Notes are subject to required prepayment on March 30, 2003 and on each March 30 thereafter to and including March 30, 2006, on which dates the Company will prepay $3,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Tranche 1 Notes, at par, without payment of the Make-Whole Amount or any premium. The Series A Tranche 2 Notes are subject to required prepayment on March 30, 2008 and on each March 30 thereafter to and including March 30, 2011, on which dates the Company will prepay $7,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Tranche 2 Notes, at par, without payment of the Make-Whole Amount or any premium.

8.2      Optional Prepayments with Make-Whole Amount.

                  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series, including the Series A Notes, in an amount not less than $5,000,000 or integral multiples of $100,000 in excess thereof (or such lesser amount as shall then be outstanding) in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus interest on such principal amount accrued to the prepayment date and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3      Allocation of Partial Prepayments.

                  In the case of each partial prepayment of the Notes of a series, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment

8.4      Maturity; Surrender, etc.

                  In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and MakeWhole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5      Purchase of Notes.

                  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6      Make-Whole Amount.

                  The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                           "Called Principal" means, with respect to any Note,
                  the principal of such Note that is to be prepaid pursuant to
                  Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                           "Discounted Value" means, with respect to the Called
                  Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                           "Reinvestment Yield" means, with respect to the
                  Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A. M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Page "USD" of the Bloomberg Financial Markets Service (or such other display as may replace Page "USD" of the Bloomberg Financial Markets Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                           "Remaining Average Life" means, with respect to any
                  Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                           "Remaining Scheduled Payments" means, with respect to
                  the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                           "Settlement Date" means, with respect to the Called
                  Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

9.1      Compliance with Law.

                  The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2      Insurance.

                  The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, coinsurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3      Maintenance of Properties.

                  The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4      Payment of Taxes and Claims.

                  The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5      Existence, etc.

                  Subject to Section 10.2, Company will at all times preserve and keep in full force and effect its existence as a limited liability company. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate, limited liability company or partnership existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10.      NEGATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

10.1     Transactions with Affiliates.

                  The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Wholly-Owned Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2     Merger, Consolidation, etc.

                  The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any other Person, except that:

                  (a) The Company may consolidate with or merge with or into any Person, or convey, transfer or lease substantially all of the assets of the Company as an entirety to any Person provided that immediately after giving effect thereto,

                           (i) the Company is the successor Person or, if the Company is not the successor Person, the successor Person is a Person organized under the laws of a state of the United States of America or the District of Columbia and shall expressly assume in writing the Company's obligations under the Notes and this Agreement (pursuant to such agreements and instruments reasonably satisfactory to the Required Holders), and the successor Person shall furnish to the holders of the Notes an opinion of nationally recognized independent counsel in form and substance satisfactory to the Required Holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the successor Person enforceable in accordance with its terns, except as enforcement of such tenns may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                           (ii) immediately after giving effect to such transaction, there shall exist no Event of Default or Default; and

                           (iii) immediately after giving effect to such
                  transaction, the Company or such successor Person could incur at least $1.00 of additional Funded Indebtedness pursuant to
                  Section 10.4(c).

                  (b) any Restricted Subsidiary may (i) consolidate with or merge into the Company or any Wholly-Owned Restricted Subsidiary or
         (ii) convey, transfer or lease substantially all of its assets to the Company or to any Wholly-Owned Restricted Subsidiary, provided in each such instance there shall exist no Event of Default or Default.

10.3     Consolidated Net Capital.

                  The Company will not at any time permit its Consolidated Net Capital to be less than the sum of (a) $160,000,000 plus (b) the cumulative sum of 10% (without deduction for any loss) of its Consolidated Net Income for each fiscal year ending after September 30, 1999.

10.4     Funded Indebtedness.

                  The Company will not, nor will it permit any Restricted Subsidiary to, at any time create, assume, incur, guarantee or otherwise become liable, directly or indirectly, for any Funded Indebtedness other than:

                  (a) The Notes and all existing Funded Indebtedness described in Schedule 5.15;

                  (b) Funded Indebtedness of a Restricted Subsidiary owed to the Company or to any Wholly-Owned Restricted Subsidiary; and

                  (c) additional Funded Indebtedness if, after giving effect to the incurrence of such Funded Indebtedness and to the application of proceeds thereof, Consolidated Funded Indebtedness would not exceed 55% of Total Capitalization.

10.5     Current Indebtedness.

                  The Company will not, and will not permit any Restricted Subsidiary to, have, at any time, any Current Indebtedness outstanding unless, during the immediately preceding twelve month period, there shall have been a period of 30 consecutive days during which the sum of (a) outstanding Current Indebtedness (if Current Indebtedness were categorized as Funded Indebtedness) plus (b) outstanding Funded Indebtedness could have been incurred as Consolidated Funded Indebtedness pursuant to Section 10.4(c).

10.6     Indebtedness of Restricted Subsidiaries.

                  The Company shall not permit any Restricted Subsidiary at any time to create, assume, incur, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness, except:

                  (a) Indebtedness owed to the Company or to any Wholly-Owned Restricted Subsidiary; and

                  (b) Subject to compliance with Section 10.4(c), Indebtedness that, when added to aggregate outstanding Indebtedness incurred pursuant to Section 10.7(i), shall not at any time exceed 25% of Consolidated Net Capital determined as of the end of the Company's most recently ended fiscal quarter.

10.7     Liens.

                  The Company will not, and will not permit any Restricted Subsidiary to, create, assume or incur, or suffer to be incurred or assumed or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

                  (a) Liens existing on property or assets of the Company or any Restricted Subsidiary as of the date of this Agreement that are described in Schedule 10.7 to this Agreement;

                  (b) Liens for taxes, assessments or governmental charges the payment of which is not required under Section 9.4;

                  (c) Liens created by or resulting from any litigation or legal proceedings which are being contested in good faith by appropriate legal proceedings and adequate reserves are maintained with respect thereto in accordance with GAAP, unless the judgment that such Liens secure shall not have been stayed, bonded or discharged within 60 days;

                  (d) Construction or materialmen's or mechanic's Liens securing obligations not overdue or, if overdue, are being contested in good faith and by proper proceedings and with respect to which adequate reserves are maintained in accordance with GAAP;

                  (e) Liens in connection with worker's compensation, social security taxes or similar charges arising in the ordinary course of business and not incurred in connection with the borrowing of money;

                  (f) Liens securing Indebtedness owed by any Restricted Subsidiary to the Company or by the Company to any Wholly-Owned Restricted Subsidiary or by any Restricted Subsidiary to any Wholly-Owned Restricted Subsidiary;

                  (g) Liens consisting of encumbrances in the nature of zoning restrictions, easements, rights and restrictions on the use of real property on the date of the acquisition thereof and statutory Liens of landlords, which in any case do not materially detract from the value of such property or impair the Company's use thereof;

                  (h) any Lien on fixed assets to secure any rights granted with respect to such property, in connection with the provision of all or a part of the purchase price, created contemporaneously with, or within 90 days after, such acquisition, provided that, (i) any Liens incurred pursuant to this clause (h) shall not (A) exceed 100% of the lesser of cost or fair market value (as determined by the Managers of the Company) of the related property at the time of the occurrence of the transactions described above in this clause (h) or (B) extend to any other property of the Company or any Restricted Subsidiary other than the fixed assets acquired pursuant to this clause (h) and (ii) such Indebtedness could be incurred pursuant to Section 10.4(c); and

                  (i) Liens that secure Indebtedness and that are not permitted by (a) through (h) above; provided that, after giving effect to the incurrence of such Indebtedness and the application of proceeds thereof, (i) the requirements of Section 10.4(c) shall have been met and (ii) Indebtedness incurred under this Section 10.7(i), when added to outstanding Indebtedness of Restricted Subsidiaries permitted by
         Section 10.6(b) will not exceed 25% of Consolidated Net Capital determined as of the end of the Company's most recently ended fiscal quarter.

10.8     Sale of Assets.

                  Except as permitted by Section 10.2, the Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of any assets, including the disposition of the stock of any Restricted Subsidiary (except as permitted by Section 10.9(a) and Section 10.9(b)(i) and
(ii)) and including any Sale and Lease-Back Transaction (collectively, a "Disposition"), in one or a series of transactions, other than in the ordinary course of business, to any Person, other than the Company or a Wholly-Owned Restricted Subsidiary if immediately preceding such Disposition and after giving effect to such Disposition during any fiscal year of the Company the aggregate book value of all such Dispositions during such fiscal year, would exceed 15% of Consolidated Total Assets as of the end of the immediately preceding fiscal year; provided, however, that the Company may, and may permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of assets in excess of the percentage specified above if:

                  (a) the cash proceeds therefrom are (i) utilized within 180 days after such Disposition to purchase productive assets of a similar nature and of at least equivalent value or (ii) used to prepay Consolidated Funded Indebtedness (except Subordinated Indebtedness), including the Notes, on a pro rata basis, subject to the prepayment requirements and at the price set forth in Section 8.2 (provided, however, that any holder of the Notes may, at its sole discretion, decline to have its Notes so prepaid); or

                  (b) the Disposition is a Sale and Leaseback Transaction in which the Company or any Restricted Subsidiary sells property and leases the same property within 180 days of such sale; provided that,
         (i) the cash proceeds therefrom are utilized within 180 days after such Disposition to purchase productive assets of equivalent value and (ii) after giving effect to such Sale and Leaseback Transaction, no Default or Event of Default shall have occurred.

10.9     Restricted Subsidiary Stock.

                  (a) The Company will not permit any Restricted Subsidiary to issue shares of its capital stock to any Person other than (i) the Company, (ii) any Wholly-Owned Restricted Subsidiary, (iii) management or employees of the Company, any Wholly-Owned Restricted Subsidiary or any Foreign Restricted Subsidiary or (iv) in connection with the issuance of director's qualifying shares with respect to Foreign Restricted Subsidiaries; provided, however, that (A) after giving effect to such stock issuance pursuant to the foregoing clause (iii), no Default or Event of Default shall have occurred and (B) the Managers of the Company shall have determined that such stock issuance is in the best interest of the Company.

                  (b) The Company will not sell, transfer or otherwise dispose of any capital stock or other equity or partnership interest (the "Interests") in any Restricted Subsidiary to any Person other than to
         (i) any Wholly-Owned Restricted Subsidiary, (ii) management or employees of the Company, any Wholly-Owned Restricted Subsidiary or any Foreign Restricted Subsidiary or (iii) in connection with the issuance of director's qualifying shares with respect to Foreign Restricted Subsidiaries; provided, however, that (A) after giving effect to such disposition pursuant to the foregoing clause (ii), no Default or Event of Default shall have occurred and (B) the Managers of the Company shall have determined that such disposition is in the best interest of the Company, and provided, further, that the Company may sell, transfer or otherwise dispose of Interests other than as provided in clauses (i) and (ii) of this paragraph (b) if (A) the Interests are valued at not less than book value determined as the date of such disposition and such disposition is permitted by Section 10.8; (B) immediately after giving effect to such disposition (y) the Company could incur $1.00 of additional Funded Indebtedness pursuant to Section 10.4(c) and (z) no Default or Event of Default shall have occurred and
         (C), if all Interests held by the Company and its Restricted Subsidiaries in any Restricted Subsidiary are transferred in connection with such disposition, following such disposition, neither the Company nor any Restricted Subsidiary shall be owed any Indebtedness by, or owe any Indebtedness to, such former Restricted Subsidiary.

10.10    Distributions.

                  The Company will not, and will not permit any Restricted Subsidiary to, during any fiscal year, declare or pay any distributions to any of its owners if at the time of any such distribution a Default or Event of Default shall have occurred and be continuing hereunder or would occur as a result thereof.

10.11    Amendments to Articles of Organization and Operating Agreement.

                  The Company will not amend or modify its Articles of Organization or Operating Agreement in any manner that would reasonably be expected to materially and adversely affect the rights of any holders of the Notes (it being agreed that amendments for the purpose of admitting additional members, or reflecting deaths, retirements, resignations, withdrawals or removals of members will not be deemed to have such an adverse effect and amendments permitting members to incorporate and such corporations to become members of the Company shall not be deemed to have such an adverse effect).

10.12    Designation of Unrestricted and Restricted Subsidiaries.

                  The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that, (a) if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made, (b) if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made and (c) immediately before and after designation of a Restricted Subsidiary as an Unrestricted Subsidiary there exists no Default or Event of Default. If a Restricted Subsidiary at any time ceases to be such as a result of a redesignation, any Liens on property of the Company or any other Restricted Subsidiary securing Indebtedness owed to such Restricted Subsidiary that is not contemporaneously repaid, together with such Indebtedness, shall be deemed to have been incurred by the Company or such other Restricted

Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.13    Change in Business.

                  Neither the Company nor any Restricted Subsidiary will engage in any business as a result of which the general nature of the business, taken as a whole, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the general nature of such business on the date hereof.

11.      EVENTS OF DEFAULT.

                  An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.13; or

                  (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(d); or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $20,000,000 or of any mortgage, indenture or other agreement relating thereto beyond any period of grace provided with respect to such default, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $20,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

                  (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
         (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $20,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $500,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 110), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in
Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1     Acceleration.

                  (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause
         (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 33% in principal amount of the Notes of a given series at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes of such series then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2     Other Remedies.

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3     Rescission.

                  At any time after any Notes of a given series have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 66-2/3% in principal amount of the Notes of such series then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on such Notes, all principal of and Make-Whole Amount, if any, on any such Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of such Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to such Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4     No Waivers or Election of Remedies, Expenses, etc.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1     Registration of Notes.

                  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note is registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2     Transfer and Exchange of Notes.

                  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1 or
Exhibit 2, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.1.

13.3     Replacement of Notes.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Holder, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1     Place of Payment.

                  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois, at Harris Trust & Savings Bank. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2     Home Office Payment.

                  So long as you or your nominee are the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.      EXPENSES, ETC.

15.1     Transaction Expenses.

                  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2     Survival.

                  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note; the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1     Requirements.

                  This Agreement (and/or any Supplemental Note Purchase Agreement) and the Notes of a given series may be amended (but only as this Agreement and such Supplemental Note Purchase Agreement apply to such series), and the observance of any term hereof or of such Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note of such series at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes of such series, (ii) change the percentage of the principal amount of the Notes of such series the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2     Solicitation of Holders of Notes.

                  (a) Solicitation. The Company will provide each holder of the
                      ------------
         Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. The Company will not directly or indirectly pay
                      -------
         or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3     Binding Effect, etc.

                  Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes of a given series and is binding upon them and upon each future holder of any Note of such series and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto means this Agreement as it may from time to time be amended or supplemented and shall include all Supplemental Note Purchase Agreements.

17.4     Notes held by Company, etc.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

                  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. This Section 19 does not affect your or any other holder of a Note's obligation under Section 20 to maintain the confidentiality of Confidential Information.

20.      CONFIDENTIAL INFORMATION.

                  For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. For purposes of this Section 20, "Confidential Information" shall include the Memorandum and all financial statements delivered by the Company pursuant to Section 7.1 (a) and
(b) of this Agreement. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential

Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

                  You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1     Successors and Assigns.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2     Payments Due on Non-Business Days.

                  Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3     Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4     Construction.

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5     Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6     Governing Law.

                  This Agreement shall be construed and enforced in accordance with; and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      HEWITT ASSOCIATES LLC



                                      By:    /s/ C. L. Connolly III
                                         -------------------------------------
                                      Title: Authorized Representative

The foregoing is agreed
to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY



By:    /s/ Charles D. Mires
     -----------------------------------------------
Name:       Charles D. Mires
       ---------------------------------------------



By:    /s/ Daniel C. Leimbach
     ------------------------------------------------
Name:       Daniel C. Leimbach
       ----------------------------------------------

                  Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY
OF NEW YORK



By:    /s/ Charles D. Mires
     ------------------------------------------------
Name:       Charles D. Mires
       ----------------------------------------------



By:    /s/ Daniel C. Leimbach
     ------------------------------------------------
Name:       Daniel C. Leimbach
     ------------------------------------------------

                  Authorized Signatories

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By David L. Babson and Company Incorporated,
Investment Advisor



By:     /s/ Mark A. Ahmed
     ------------------------------------------------
Name:        Mark A. Ahmed
       ----------------------------------------------
Title:       Managing Director
        ---------------------------------------------



C.M. LIFE INSURANCE COMPANY
by David L. Babson and Company Incorporated, as
Investment Sub-Adviser



By:     /s/ Mark A. Ahmed
     ------------------------------------------------
Name:        Mark A. Ahmed
       ----------------------------------------------
Title:       Managing Director
        ---------------------------------------------

PACIFIC LIFE INSURANCE COMPANY



By:    /s/ Ronn C. Cornelius
   ------------------------------------------------
Name:       Ronn C. Cornelius
     ----------------------------------------------
Title:      Assistant Vice President
      ---------------------------------------------



By:    /s/ Audrey L. Miffs
   ------------------------------------------------
Name:       Audrey L. Miffs
     ----------------------------------------------
Title:      Corporate Secretary
      ---------------------------------------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY



By:    /s/ John H. Beers
   ------------------------------------------------
Name:       John H. Beers
     ----------------------------------------------
Title:      Vice President
      -------------------------------------------

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased
-----------------------------                             ---------------------

                                                                Tranche 1
                                                                ---------
ALLSTATE LIFE INSURANCE COMPANY                                $5,000,000

(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows:

     BBK = Harris Trust and Savings Bank
           ABA #071000288
     BNF = Allstate Life Insurance Company
           Collection Account # 168-117-0
     ORG = Hewitt Associates LLC
     OBI = DPP - (Enter Private Placement Number)
           Payment Due Date (MM/DD/YY) - P _____ (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I _____ (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

     Allstate Life Insurance Company
     Investment Operations - Private Placements
     3075 Sanders Road, STE G4A
     Northbrook, IL 60062-7127
     Telephone: (847) 402-2769
     Telecopy: (847) 326-5040

(3)  Securities to be delivered to:

     Citibank, Federal Savings Bank
     U.S. Custody & Employee Benefit Trust
     500 W. Madison Street, Floor 6, Zone 4
     Chicago, Illinois 60661-2591
     Attention: Ellen Lorden
     For Allstate Life Insurance Company/Safekeeping Account No. 846627

                                   SCHEDULE A

                                                                      SCHEDULE A

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

     Allstate Life Insurance Company
     Private Placements Department
     3075 Sanders Road STE G3A
     Northbrook, Illinois 60062-7127
     Telephone: (847) 402-8922
     Telecopy: (847) 402-3092

Tax ID # 36-2554642

                                        2
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                          Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased
-----------------------------                            ---------------------

                                                               Tranche 1
                                                               ---------
ALLSTATE LIFE INSURANCE COMPANY                                $4,000,000
OF NEW YORK

(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows:

     BBK = Harris Trust and Savings Bank
           ABA #071000288
     BNF = Allstate Life Insurance Company
           of New York
           Collection Account # 168-120-4
     ORG = Hewitt Associates LLC
     OBI = DPP - (Enter Private Placement Number)
           Payment Due Date (MM/DD/YY) - P _____ (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I _____ (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

     Allstate Life Insurance Company
     Investment Operations - Private Placements
     3075 Sanders Road, STE G4A
     Northbrook, IL 60062-7127
     Telephone: (847) 402-2769
     Telecopy: (847) 326-5040

(3)  Securities to be delivered to:

     Citibank, Federal Savings Bank
     U.S. Custody & Employee Benefit Trust
     500 W. Madison Street, Floor 6, Zone 4
     Chicago, Illinois 60661-2591
     Attention: Ellen Lorden
     For Allstate Life Insurance Company of New York/Safekeeping Account No. 846684

                                        3
                                   Schedule A

                                                                      SCHEDULE A

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

     Allstate Life Insurance Company
     Private Placements Department
     3075 Sanders Road STE G3A
     Northbrook, Illinois 60062-7127
     Telephone: (847) 402-8922
     Telecopy: (847) 402-3092

Tax ID # 36-2608394

                                        4
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

                                                         Tranche 1
                                                         ---------
CITIBANK, FEDERAL SAVINGS BANK AS                        $6,000,000
COLLATERAL AGENT AND TRUSTEE UNDER THE
SECURITY AND TRUST AGREEMENT DATED AS OF
SEPTEMBER 1, 1993 (NORTHBROOK LIFE INSURANCE
COMPANY, SECURED PARTY AND BENEFICIARY)

(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows:

     BBK = Harris Trust and Savings Bank
           ABA #071000288
     BNF = Allstate Life Insurance Company
           Collection Account # 168-124-6
     ORG = Hewitt Associates LLC
     OBI = DPP - (Enter Private Placement Number)
           Payment Due Date (MM/DD/YY) - P _____ (Enter "P" and amount of principal being remitted, for example, PS000000.00) - I _____ (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

     Allstate Life Insurance Company
     Investment Operations - Private Placements
     3075 Sanders Road, STE G4A
     Northbrook, IL 60062-7127
     Telephone: (847) 402-2769
     Telecopy: (847) 326-5040

(3)  Securities to be delivered to:

     Citibank, Federal Savings Bank
     U.S. Custody & Employee Benefit Trust
     500 W. Madison Street, Floor 6, Zone 4
     Chicago, Illinois 60661-2591
     Attention: Ellen Lorden

     For Allstate Life Insurance Company/Safekeeping Account No. 846635

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

                                        5
                                   Schedule A

                                                                      SCHEDULE A

     Allstate Life Insurance Company
     Private Placements Department
     3075 Sanders Road STE G3A
     Northbrook, Illinois 60062-7127
     Telephone: (847) 402-8922
     Telecopy: (847) 402-3092

Tax ID # 36-2554642

                                        6
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased
-----------------------------                             ---------------------

                                                                Tranche 2
                                                                ---------
MASSACHUSETTS MUTUAL LIFE                                       $8,700,000
INSURANCE COMPANY

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.08% Senior Notes, Series A, Tranche 2, due March 15, 2012, interest and principal), to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For MassMutual Long-Term Pool
     Account No. 4067-3488
     Re: Description of security, principal and interest split

     With Telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2)  All notices and communications with respect to payments to be addressed to:

     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 04-1590850

                                        7
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased
-----------------------------                             ---------------------

                                                                Tranche 2
                                                                ----------
MASSACHUSETTS MUTUAL LIFE                                       $1,900,000
INSURANCE COMPANY

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.08% Senior Notes, Series A, Tranche 2, due March 15, 2012, interest and principal), to:

     Chase Manhattan Bank, N.A.
     4 Chase MetroTech Center
     New York, NY 10081
     ABA No. 021000021
     For MassMutual Pension Management
     Account No. 910-2594018
     Re: Description of security, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2)  All notices and communications with respect to payments to be addressed to:

     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 04-1590850

                                        8
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased
-----------------------------                             ---------------------

                                                                Tranche 2
                                                                ---------
MASSACHUSETTS MUTUAL LIFE                                       $2,600,000
INSURANCE COMPANY

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.08% Senior Notes, Series A, Tranche 2, due March 15, 2012, interest and principal), to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For MassMutual Spot Priced Contract
     Account No. 3890-4953
     Re: Description of security, principal and interest split

     With Telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2)  All notices and communications with respect to payments to be addressed to:

     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 04-1590850

                                        9
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                          Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased
-----------------------------                            ---------------------

                                                               Tranche 2
                                                               ---------
C.M.     LIFE INSURANCE COMPANY                                $1,800,000

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.08% Senior Notes, Series A, Tranche 2, due March 15, 2012, interest and principal), to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For Segment 43 - Universal Life
     Account No. 4068-6561
     Re: Description of security, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2)  All notices and communications with respect to payments to be addressed to:

     C.M. Life Insurance Company
     c/o Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     C.M. Life Insurance Company
     c/o Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 06-1041383

                                       10
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased
-----------------------------                             ---------------------

                                                                Tranche 2
                                                                ---------
                                                               $10,000,000
PACIFIC LIFE INSURANCE COMPANY GENERAL ACCOUNT                 $ 5,000,000

Nominee Name in which Note is to be issued: Mac & Co.

(1)  For physical delivery of Note:

     Melton Securities Trust Company
     120 Broadway, 13/th/ Floor
     New York, NY 10271
     Attn: Robert Feraro (212) 374-1918
     A/C Name: Pacific Life General Acct.
     A/C#: PLCF1810132

(2)  For payment of principal and interest:

     Federal Reserve Bank of Boston
     ABA# 0110-0123-4BOS SAFE DEP
     DDA 125261
     Attn: MBS Income CC: 1253
     A/C Name: Pacific Life General Account/PLCF1810132
     Regarding: Security Description & PPN

(3) All notices of payments and written confirmations of such wire transfers to:

     Mellon Trust
     Attn: Pacific Life Accounting Team
     One Mellon Bank Center
     Room 0930
     Pittsburgh, PA 15258-0001

     and

     Pacific Life Insurance Company
     Attn: Securities Administration - Cash Team
     700 Newport Center Drive
     Newport Beach, CA 92660-6397

                                       11
                                   Schedule A

                                                                      SCHEDULE A

(4)  All other communications shall be addressed to:

     Pacific Life Insurance Company
     Attn: Securities Department
     700 Newport Center Drive
     Newport Beach, CA 92660-6397

Tax ID # 95-1079000

                                       12
                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                          Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased
-----------------------------                            ---------------------

                                                               Tranche 2
                                                               ---------
PHOENIX HOME LIFE MUTUAL                                      $5,000,000
INSURANCE COMPANY

(1) All payments by Federal Funds wire transfer of immediately available funds to:

     Chase Manhattan Bank
     New York, NY
     ABA #021 000021
     Account # 900 9000 200
     Account Name: Income Processing
     Reference: PHL G 05143

     with sufficient information to identify the source and application of such funds

(2)  Notices related to payments:

     Phoenix Home Life
     c/o Phoenix Investment Partners, Ltd.
     56 Prospect Street
     Hartford, CT 06103
     Attention: Paula Byczko
     Telecopy: (860) 403-7248

(3)  All other communications:

     Phoenix Home Life
     c/o Phoenix Investment Partners, Ltd.
     56 Prospect Street Hartford, CT 06103
     Attention: Larry Reitman
     Telecopy: (860) 403-7248

Tax ID #06-0493340

                                       13
                                   Schedule A

                                                                      SCHEDULE B

                                  DEFINED TERMS

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 7% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 7% or more of any class of voting or equity interests; and (c) any Manager or officer of the Company. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois are required or authorized to be closed.

          "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "Closing" is defined in Section 3.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Company" means Hewitt Associates LLC, a limited liability company organized under the laws of Illinois.

          "Confidential Information" is defined in Section 20.

          "Consolidated Funded Indebtedness" means Funded Indebtedness of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Capital" means the consolidated members' capital of the Company, as determined in accordance with GAAP, less Restricted Investments in excess of 20% of consolidated members' capital of the Company.

                                   Schedule B

          "Consolidated Net Income" means consolidated net income and net losses of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP, after excluding the sum of (i) any net loss or any undistributed net income of any Person in which the Company has an ownership interest other than a Restricted Subsidiary; (ii) any net loss or any undistributed net income of any Restricted Subsidiary prior to the date it became a Restricted Subsidiary; (iii) any gain or loss (net of any tax effect) resulting from the sale of any capital assets other than in the ordinary course of business; (iv) extraordinary, unusual, or nonrecurring gains or losses; (v) gains resulting from the write-up of assets; (vi) any earnings of any Restricted Subsidiary unavailable for payment to the Company or another Restricted Subsidiary; (vii) proceeds of any insurance policy; and (viii) reversal of any contingency reserves not created during the period.

          "Consolidated Total Assets" means the total assets of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "Current Indebtedness" means, Indebtedness other than Funded Indebtedness.

          "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Harris Trust and Savings Bank in Chicago, Illinois as its "base" or "prime" rate.

          "Disposition" is defined in Section 10.8.

          "Domestic Subsidiary" or "Domestic Restricted Subsidiary" means any Subsidiary or Restricted Subsidiary, as the case may be, organized under the laws of the United States of America, any state thereof or the District of Columbia.

          "Eligible Purchaser" means any Initial Purchaser and such additional Institutional Investors that are identified in writing to the Initial Purchasers and the Company on or prior to the date of the Initial Closing.

          "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                                       2
                                   Schedule B

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          "Event of Default" is defined in Section 11.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Foreign Pension Plan" means any plan, fund or other similar program

          (a) established or maintained outside of the United States of America by the Company or any Subsidiary primarily for the benefit of the employees (substantially all of whom are not citizens of, and not residing in, the United States of America) of the Company or any Subsidiary, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement, and

          (b)  not otherwise subject to ERISA.

          "Foreign Subsidiary" or "Foreign Restricted Subsidiary" means any Subsidiary or Restricted Subsidiary, as the case may be, organized under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia.

          "Funded Indebtedness" means all Indebtedness that would, in accordance with GAAP, constitute long-term Indebtedness, including, but not limited to, (a) any Indebtedness for borrowed money with a maturity more than one year after the applicable date of determination, (b) any portion thereof which is renewable at the option of the obligor for a period of more than one year, (c) any Indebtedness outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year (including, without limitation, an option of such obligor obligating the lender or lenders to extend credit over a period of one year or more), (d) any obligation under a Capital Lease maturing more than one year after the date as of which the computation was made and (e) any Guaranty with respect to Funded Indebtedness of another Person.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governmental Authority" means

          (a)  the government of

               (i) the United States of America or any State or other political subdivision thereof, or

               (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                                       3
                                   Schedule B

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

          "Hewitt Holdings" means Hewitt Holdings LLC, a limited liability company organized under the laws of Illinois.

          "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

          "Indebtedness" with respect to any Person means, at any time, without duplication,

          (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                                       4
                                   Schedule B

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (f)  Swaps of such Person; and

          (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          "Initial Closing" is defined in Section 3.

          "Initial Purchasers" is defined in Section 2.1.

          "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any Insurance Company, any broker -or dealer, or any other similar financial institution or entity, regardless of legal form.

          "Interests" is defined in Section 10.9.

          "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Make-Whole Amount" is defined in Section 8.6.

                                       5
                                   Schedule B

          "Manager" means "Manager" as such term is defined in the Operating Agreement.

          "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

          "Memorandum" is defined in Section 5.3.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Notes" is defined in Section 1.2.

          "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          "Operating Agreement" means the Operating Agreement of the Company as amended from time to time.

          "Other Purchasers" is defined in Section 2.1.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                                       6
                                   Schedule B

          "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          "Required Holders" means, with respect to the Notes of any series, at any time, the holders of at least 51 % in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

          "Responsible Officer" means any Manager, Senior Financial Officer or any other officer or authorized representative of the Company with responsibility for the administration of the relevant portion of this agreement.

          "Restricted Investments" means any investment in securities or extensions of credits by the Company and its Restricted Subsidiaries other than:

          (i) existing investments owned by the Company or any Restricted Subsidiary and listed on Schedule C hereto;

          (ii) direct obligations of the U.S. Government or any agency or instrumentality thereof or obligations guaranteed by the full faith and credit of the United States of America maturing no later than three years from the date of acquisition;

          (iii) certificates of deposit and banker's acceptances issued by commercial banks or trust companies organized under the laws of the United States or any State thereof, each having capital, surplus and undivided profits aggregating $100,000,000 and ratings of its long-term unsecured debt obligations by S&P or Moody's of at lease "AA" or "Aa2," respectively;

          (iv) commercial paper of a U.S. domestic issuer rated no lower than "A-2" by S&P or "P-2" by Moody's and maturing not more than 270 days after the date of acquisition;

          (v) investment obligations in direct obligations of any state or municipality within the United States maturing no later than three years from the date of acquisition and rated at lease "AA" by S&P or "Aa2" by Moody's;

          (vi) investments in or loans to Restricted Subsidiaries or companies that will immediately, as a result of such investment become Restricted Subsidiaries;

          (vii) investments in money market investment programs rated at lease "AA" by S&P and "Aa" by Moody's, the investment of which is classified as a current asset in accordance with GAAP; and

          (viii) property to be used in the ordinary course of business.

                                       7
                                   Schedule B

As of the date of any determination, each Restricted Investment shall be valued at the greater of (a) cost or (b) the value of such Restricted Investments as shown on the books of the Company and as determined in accordance with GAAP (or zero if such Restricted Investment is not shown on such books).

          "Restricted Subsidiary" means any Subsidiary (i) of which at least 80% of the voting securities are owned by the Company and/or one or more Wholly-Owned Restricted Subsidiaries, (ii) which is organized under the laws of the United States or any state thereof, Canada, Europe, Mexico, Asia, Japan or Australia, (iii) which maintains substantially all of its assets and conducts substantially all of its business within the United States, Canada, Europe, Mexico, Asia, Japan or Australia and (iv) which the Company has designated a Restricted Subsidiary by notice in writing given to the holders of the Notes.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

          "Sale and Lease-Back Transaction" means any arrangement, directly or indirectly, with any Person whereby a seller or a transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease (whether or not a Capital Lease), or repurchase under an extended purchase contract, the same or similar property from the purchaser or the transferee of such property.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Senior Financial Officer" means the chief financial officer, chief administrative officer, principal accounting officer, treasurer or comptroller of the Company.

          "Series A Notes" is defined in Section 1.1

          "Series A Tranche 1 Notes" is defined in Section 1.1

          "Series A Tranche 2 Notes" is defined in Section 1.1

          "Subordinated Indebtedness" means any Indebtedness which, in any manner, is subordinated in right of payment to the Indebtedness evidenced by the Notes.

          "Subsequent Notes" is defined in Section 1.2.

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or

                                       8
                                   Schedule B
more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

          "Supplemental Closing" is defined in Section 2.2.

          "Supplemental Note Purchase Agreement" is defined in Section 2.2.

          "Supplemental Purchaser" is defined in Section 2.2.

          "Supplemental Purchaser Schedule" means the schedule of Supplemental Purchasers of a series of Subsequent Notes that is attached to the Supplemental Note Purchase Agreement relating to such Notes.

          Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "Taxes" means all Federal, state, local or other taxing authority, income, franchise, sales use ad valorem, property, payroll, social security, unemployment assets, value added, withholding, excise, severance, transfer, employment alternative or add-on minimum taxes and other taxes, charges, fees, levies, imposts, duties, licenses and other assessments together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

          "Tax Return" means any return, declaration, report, claim for refund or information return (including but not limited to partnership returns) relating to Taxes, including but not limited to any schedule or attachment thereto.

          "Total Capitalization" means the sum of (i) Consolidated Funded Indebtedness and (ii) Consolidated Net Capital and (iii) solely for the purpose of calculating the limitation on Current Indebtedness, Current Indebtedness of the Company and its Restricted Subsidiaries (determined on a consolidated basis in accordance with GAAP).

          "Unrestricted Subsidiary" means any Subsidiary not designated a Restricted Subsidiary.

          "Wholly-Owned Restricted Subsidiary" means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except (i) directors' qualifying shares, (ii) shares not in excess of 5% of the outstanding shares of any Foreign

                                       9
                                   Schedule B

Restricted Subsidiary issued to a Person employed by such Foreign Restricted Subsidiary and (iii) shares not in excess of 1 % (3.5% in the case of the Company's German Foreign Restricted Subsidiary) of the outstanding shares of a Foreign Restricted Subsidiary issued to Hewitt Holdings) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

                                       10
                                   Schedule B

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                   SCHEDULE C
                              Existing Investments

Investments in Subsidiaries and Affiliates set forth in Schedule 5.4 and set forth below:

As of December 31, 1999

Entity                                       Country                 Amount
                                                                 (All in U.S. $)

Hewitt Associates Pty. Limited               Australia          $       568,484
Hewitt Associates SARL and Hewitt
   Associates LLC                            France                   6,746,606
Hewitt Associates GmbH                       Germany                  1,434,903
Hewitt Associates Srl                        Italy                    1.504.609
Hewitt Associates Kabushiki Gaisya           Japan                      486,114
Hewitt Associates Limited                    New Zealand                361,065
Hewitt Associates Pte. Ltd.                  Singapore                1,929,869
Hewitt Associates, S.A.                      Spain                    4,757,188
Hewitt Associates Limited                    United Kingdom          15,059,266
Annod Corp.                                  United States                    0
Hewitt Services LLC                          United States                    0
Hewitt Associates                            Canada                  58,251,606
Hewitt Associates de Mexico S. de
R.L. de C.V. and Intergamma de
Mexico S.C. and Hewitt Associates S.C.       Mexico                     534,230
Heijnis & Koelman, B.V. and Hewitt &
   Koelman International, B.V.               Netherlunds                718,918
Hewitt Associates, S.A.                      Belgium                    534,007
PRASA Hewitt International A.G.              Switzerland                 17,673
Hewitt Associates (Thailand) Limited         Thailand                   256,299
Hewitt Strat Asia, Inc.                      Philippines                106,667
Hewitt Associates Caribe, Inc.               Puerto Rico                195,845
PT Hewitt Konsultan Indonesia                Indonesia                  786,230
Noble & Hewitt (India) Pvt. Ltd.             India                      921,470
Hewitt Associates Sp. z o.o.                 Poland                     450,142
Hewitt Associates S.C. Limitada              Brazil                           0
Hewitt Associates (Chile) Limitada           Chile                      418,211
Hewitt Associates, S.A.                      Argentina                  319,388

Hewitt Associates LLC, Hewitt Associates
   Consulting (Shanghai) Co.and Ltd. Beijing
   Branch and Hewitt Associates Consulting
   (Shanghai) Co. Ltd.                          China                 2,842,050
Hewitt Associates GmbH                          Austria                1,98,980
Hewitt Associates                               Venezuela                     0
Hewitt Associates Korea Yuhan Hoesa             South Korea             386,836
Hewitt Associates SDN. BHD.                     Malaysia                275,602
Hewitt/ Loneanalyser A.B.                       Sweden                   24,638
Miscellaneous investments, loans and advances                           932,200

-------------------------------------------------------------------------------
Total                                                         U.S. $100,919,094
                                                              =================

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 4.9
                       Changes in Organizational Structure

                                      NONE

                                  Schedule 4.9

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                      8.08% Senior Notes, Series A, Tranche
                               due March 30, 2012

                                  SCHEDULE 5.3
                              Disclosure Materials

                                      NONE

                                  Schedule 5.3

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche l
                               due March 30, 2007

                                   $35,000,000
                      8.08% Senior Notes, Series A, Tranche
                               due March 30, 2012

                                  SCHEDULE 5.4

(i) List of Subsidiaries of Company (exclusive of Subsidiaries which individually and in the aggregate are not Material)

       a)       Foreign subsidiaries

Country         City         Name                             Structure
Australia**     Sydney       Hewitt Associates Pty. Ltd.      Wholly-owned subsidiary of
                                                              Hewitt Associates LLC*

Belgium**       Brussels     Hewitt Associates, S.A.          Wholly-owned subsidiary of
                                                              Hewitt Associates LLC*

Canada**        Toronto      3412822 Canada Inc.              Wholly-owned subsidiary of
                                                              Hewitt Associates LLC
                                                              (inactive)

Canada**        Toronto      3409635 Canada Inc.              Wholly-owned subsidiary of
                                                              Hewitt Associates LLC

Canada**.       Toronto      3025228 Nova Scotia              Wholly-owned Subsidiary of
                                                              Hewitt Associates LLC

Chile**         Santiago     Hewitt Associates (Chile)        99% Hewitt Associates LLC
                             Limitada                         1% Hewitt Holdings LLC

China**         Shanghai     Hewitt Associates Consulting     Wholly-owned subsidiary of
                Beijing      (Shanghai) Co. Ltd.              Hewitt Associates LLC*

                Hong Kong    Hewitt Associates LLC            Branch Office

France**        Paris        Hewitt Associates SARL           Wholly-owned subsidiary of
                                                              Hewitt Associates LLC*

Germany**       Wiesbaden    Hewitt Associates GmbH           96.5% held by Hewitt Associates LLC
                                                              and 3.5% held by Hewitt Holdings LLC

India**         Banalore     Noble & Hewitt (India)           Wholly-owned subsidiary of
                                                              Hewitt Associates

                Mumbia       Pvt. Ltd.                        LLC (Transaction wherein the Company
                New Delhi                                     is buying out its partners is awaiting
                                                              approval of government of India)

Country         City          Name                                 Structure
Indonesia**     Jakarta       PT Hewitt Konsultan Indonesia        Wholly-owned subsidiary of
                                                                   Hewitt Associates LLC*

Italy**         Milan         Hewitt Associates Srl                Wholly-owned subsidiary of
                                                                   Hewitt Associates LLC*

Japan**         Tokyo         Hewitt Associates Kabushiki          Wholly-owned subsidiary of
                              Gaisya                               Hewitt Associates LLC*

Malaysia**      Kuala         Hewitt Associates SDN. BHD           Wholly-owned subsidiary of
                Lumpur                                             Hewitt Associates LLC

Mexico**        Mexico City   Hewitt Associates de Mexico          Wholly-owned subsidiary of Hewitt Associates
                              S. de R.L. de C.V.                   LLC (30 Darwin building holding co.)

                              Hewitt Associates S.C.               Partnership owned 99% by Hewitt Mexicana S.
                                                                   de R.L. de C.V. and I% by Hewitt Associates
                                                                   LLC

                              Hewitt Mexicana S. de R.L. de C.V.   Wholly-owned subsidiary of Hewitt Associates
                                                                   LLC (holding company)

New             Wellington    Hewitt Associates Limited            Wholly-owned Subsidiary of
Zealand**                                                          Hewitt Associates LLC*

Poland**        Warsaw        Hewitt Associates Sp. z o.o.         Wholly-owned subsidiary of
                                                                   Hewitt Associates LLC*

Portugal        Lisbon        Hewitt Associates, LLC               Wholly-owned subsidiary of
                              Sucursal en Portugal                 Hewitt Associates LLC*

Singapore**     Singapore     Hewitt Associates Pte. Ltd.          Wholly-owned Subsidiary of
                                                                   Hewitt Associates LLC*

South                         Hewitt Associates Korea              Wholly-owned subsidiary of
Korea**                       Yuhan Hoesa                          Hewitt Associates LLC

Spain**         Madrid        Hewitt Associates, S.A.              Wholly-owned subsidiary of
                                                                   Hewitt Associates LLC*

Thailand**      Bangkok       Hewitt Associates                    Wholly-owned subsidiary of
                              (Thailand) Limited                   Hewitt Associates LLC*

United          St. Albans    Hewitt Associates Limited            Wholly-owned Subsidiary of
Kingdom**                                                          Hewitt Associates LLC

--------------------------------------------------------------------------------
* "Wholly-owned" means that at least 99% of the ownership interest in these subsidiaries is held by Hewitt Associates LLC and affiliates.

** Designates a Restricted Subsidiary.

       b)       Other

       Annod Corp.**, a Delaware corporation (wholly-owned subsidiary of Hewitt Associates LLC)

       Hewitt Distributions LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Annod Corporation, a Delaware Corporation)

         Hewitt Insurance Brokerage LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and I% held by Hewitt Holdings LLC)

(ii)     List of Affiliates of Company

         a)       Foreign subsidiaries

Country          City              Name                           Structure
Argentina        Buenos Aires      Hewitt Associates, S.A.        40% held by Hewitt Associates LLC and
                                                                  60% by Alberto Fastman

Austria          Vienna            Hewitt Associates GmbH         70% held by Hewitt Associates LLC and
                                                                  30% owned by Paul Roettig

Brazil           Sao Paulo         Hewitt Associates S.C.         40% held by Hewitt Associates LLC.
                                   Limitada                       59% held by shareholders of Huggard-Caine S.C.
                                                                  Ltd. and 1% held by Andrea Huggard-Caine

Canada           Toronto           Hewitt Associates              Ontario general partnership comprised of Hewitt
                 Calgary                                          Associates LLC and professional services corporations
                 Vancouver                                        owned by Hewitt Holding LLC's Canada-based Owners

                                   Hewitt Management Services     Ontario limited partnership of which 3409635
                                   L.P.                           Canada, Inc. is the general partner and the family
                                                                  trusts of each non-Vancouver Canadian owner is a
                                                                  limited partner. Provides management services to
                                                                  Hewitt Associates.

                                   Hewitt Management Ltd.         Owned by the family trusts of each Vancouver,
                                   (formerly known as The Coles   Canadian owner. Provides management services to
                                   Group Consultants Ltd.)        Hewitt Associates operations in Vancouver.

Chile            Santiago          Hewitt Associates (Chile)      40% held by Hewitt Associates LLC and
                                                                  60% held by Patricia Waldbaum

Czech            Prague            see Austria                    Satellite office of Austrian company
Republic

Dominican        Santo             Hewitt Associates              Wholly-owned by Hewitt, Associate, Caribe. Inc.
Republic         Domino

Ireland          Dublin            Hewitt Associates Limited      Branch Office of Hewitt Associates Limited
                                                                  (United Kingdom)

Hungary          Budapest          see Austria                    Satellite office of Austrian Company

Mexico           Mexico City       Intergamma De Mexico S. de     25% held by Hewitt Associates LLC and
                                   R.L de C.V.                    75% held by 12 partners of Intergamma

Netherlands      Amsterdam         Hewitt & Koelman               50/50 joint venture between
                 Eindhoven         International,                 Hewitt Associates LLC and Heijnis & Koelman BV.
                 Rotterdam         BV. (HKI)                      The Dutch partner holds one preference share.
                 Utrecht

Netherlands      Amsterdam         Heijnis & Koelman B.V.         30% held by Hewitt Associates LLC and
                                                                  70% held by individual owners

Philippines      Manila            Hewitt Strat Asia Inc.         40% held by Hewitt Associates LLC and
                                                                  60% held by Strat Asia, Inc.

Country          City              Name                               Structure
Puerto Rico      San Juan          Hewitt Associates Caribe, Inc.     40% held by Hewitt Associates LLC,
                                                                      55% held by Bettye Baldwin and 5% held by Orlando
                                                                      Mercado

Slovenia         Ljubljana         see Austria                        Satellite office of Austrian Company

Sweden           Stockholm         Hewitt/Loneanalyser A.B.           49% Hewitt Associates LLC (490) shares)
                                                                      51% Loneanalyser A.B. (510 shares)
                                                                      Agreement signed May 1, 1999

Switzerland      Neuchatel         PRASA Hewitt International         Registered name PRASA HEWITT A.G.
                 Geneva            A.G. (PHI)                         Hewitt Associates LLC in process of bringing
                 Zurich                                               55.5% ( interest held by PRASA. 363 shares
                                                                      transferred tin 1/1/ of each year through 2009.

Venezuela        Caracas           Hewitt Associates                  Branch office of Hewitt Associates Carib, Inc.

         b)      Other affiliates

         The Bayview Trust, an Illinois trust (100% of the beneficial interest held by Hewitt Holdings LLC);

         Overlook Associates, an Illinois partnership (51% held by Hewitt Holdings LLC and 49%r held by Tower Parkway Associates);

         Hewitt Holdings LLC, an Illinois limited liability company (holder of 100% of interest in Hewitt Associates LLC, among other holdings;

         Hewitt Services LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties I LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties II LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

         Hewitt Properties III LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties IV LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties V LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties VI LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties VII LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC); and

          Sageo LLC, a Delaware limited liability company (100% held by Hewitt Holdings LLC).

          (iii) List of Managers/Senior Officers of Company

          Gerald I. Wilson            Chairman of Executive Committee of Hewitt Holdings
          Dale L. Gifford             Chief Executive/Manager
          John M. Ryan                Chief Administrative Officer/Manager/Assistant Secretary
          Dan DeCanniere              Chief Financial Officer
          Thomas L. Schmitz           Practice Leader for the Total Benefit Administration Services
          Rosemary E. Tagge           Secretary
          C. Lawrence Connolly, III   General Counsel/Assistant Secretary/Manager
          Peter E. Ross               Assistant Secretary
          Kent E. Levihn              Director of Insurance

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 5.5
                              Financial Statements

Audited consolidated balance sheets of Hewitt Associates, an Illinois limited liability company, and subsidiaries as of September 30, 1994 and 1993, and the related consolidated statements of income and cash flows for the years then ended.

Audited consolidated balance sheets of Hewitt Associates LLC, an Illinois limited liability company, and subsidiaries as of September 30, 1999, 1998, 1997, 1996 and 1995, and the related consolidated statements of income and cash flows for the years then ended.

Hewitt Associates LLC (Unaudited) Consolidated Balance Sheet, Statement of Operations, and Statement of Cash Flow for the periods ending December 31, 1999 and 1998.

                                  Schedule 5.5

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche I
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 5.8
                               Certain Litigation

                                      NONE

                                  Schedule 5.8

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 5.11
                             Licenses, Permits, etc.

                                      NONE

                                  Schedule 5.11

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 5.14
                                 Use of Proceeds

The proceeds of the Notes will be used to refinance amounts outstanding to Hewitt Holdings LLC under the Harris Trust & Savings Bank bridge loan facility and for general corporate purposes.

                                  Schedule 5.14

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30. 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 5.15
                              Existing Indebtedness

                                  See Attached

                                  Schedule 5.15

                  HEWITT ASSOCIATES LLC
                    SCHEDULE OF LOANS                        Schedule 5.15
                        UNAUDITED

                                                                                      ORIGINAL        BALANCE
                                                        LOAN                         BALANCE OR        AS OF
                         LENDOR                         DATE           TYPE          AVAILABLE       03/28/00
----------------------------------------------------------------------------------------------------------------
LOANS:
------
BANK OF AMERICA (SEE ATTACHED)                       9/30/1992      MULTI-CUR        10,000,000       7,726,561
REVOLVER LOANS (VARIOUS MATURITIES)                  5/28/1990       REVOLVER        70,000,000      30,000,000

                                                                                                 --------------
TOTAL REVOLVING CREDIT LOANS                                                                         37,726,561
                                                                                                 --------------

HARRIS BANK/BANK OF AMERICA/NATIONS BANK             5/28/1996         TERM          30,000,000      17,500,000

                                                                                                 --------------
TOTAL UNSECURED BANK TERM LOANS                                                                      17,500,000
                                                                                                 --------------

SENIOR NOTES                                         5/30/1996         TERM          50,000,000      50,000,000
                                                                                                 --------------

CAPITAL LEASES:
---------------
IBM 12                                                7/1/1997      CAP LEASE           934,063          83,664
IBM 13                                                7/1/1997      CAP LEASE           957,548          85,765
IBM 14                                                7/1/1997      CAP LEASE           362,950          32,508
IBM 15                                               10/1/1997      CAP LEASE         4,134,897         406,255
IBM 16                                                2/1/1998      CAP LEASE         4,216,625       1,109,516
IBM 17                                                2/1/1998      CAP LEASE           560,438         147,467
IBM 18                                                2/1/1998      CAP LEASE           427,000         112,356
IBM 19                                                9/1/1999      CAP LEASE         5,073,904         735,216
IBM 20                                                9/1/1999      CAP LEASE         2,279,133         667,093
IBM 21                                               10/1/1998      CAP LEASE          6,615,00       3,569,545
IBM 22                                               1/15/1999      CAP LEASE         5,166,000       3,158,464
IBM 23                                               1/27/1999      CAP LEASE         4,272,000       3,010,445
IBM 24                                                6/4/1999      CAP LEASE         2,519,300       1,900,055
IBM 25                                               9/29/1999      CAP LEASE         1,387,750       1,082,105
IBM 26                                               10/15/1999     CAP LEASE         2,828,875       2,227,506
IBM 27                                               10/15/1999     CAP LEASE         1,441,125         908,379
IBM 28                                               10/25/1999     CAP LEASE         2,049,600       1,884,761
IBM 29                                               1/10/2000      CAP LEASE           899,233         790,382
IBM 30                                               1/12/2000      CAP LEASE           850,907         769,290
Siemens Rolm 1                                       9/30/1997      CAP LEASE         1,034,596         351,762
Siemens Rolm lA                                      9/30/1997      CAP LEASE           759,734         258,215
Siemens Rolm 2                                       9/30/1997      CAP LEASE           780,501          65,584
Siemens Rolm 3                                       9/30/1997      CAP LEASE         1,095,828         371,891
Siemens Rolm 4                                        2/1/1998      CAP LEASE         1,788,501         872,748
Siemens Rolm 5                                        6/1/1998      CAP LEASE         1,066,067         607,591
Siemens Rolm 6                                        6/1/1998      CAP LEASE         1,438,024         790,796
Siemens Rolm 7                                        7/1/1998      CAP LEASE         1,005,632         594,345
Siemens Rolm 8                                        7/1/1998      CAP LEASE           880,400         520,331
Siemens Rolm 9                                        7/1/1998      CAP LEASE           941,061         556,182
Siemens Rolm 10                                      11/30/1998     CAP LEASE           643,177         410,417
Siemens Rolm 11                                      8/17/1999      CAP LEASE           839,621         694,857
Siemens Rolm 12                                      8/17/1999      CAP LEASE           416,032         344,289
Siemens Rolm 13                                      9/13/1999      CAP LEASE           675,980         572,228
Siemens Rolm 14                                      9/13/1999      CAP LEASE           807,463         683,538
Siemens Rolm 15                                      9/13/1999      CAP LEASE         1,210,227       1,024,474
Siemens Rolm 16                                      9/13/1999      CAP LEASE         1,269,608       1,098,630
Siemens Rolm l7                                      9/29/1999      CAP LEASE         1,223,783       1,058,994
Siemens Rolm 18                                      9/29/1999      CAP LEASE         1,837,733       1,590,118
Siemens Rolm 19                                      9/29/1999      CAP LEASE         1,721,941       1,489,979
Siemens Rolm 20                                       1/3/2000      CAP LEASE            42,852          40,270
Siemens Rolm 21                                       1/3/2000      CAP LEASE            64,429          60,548

                                                                                                 --------------
TOTAL CAPITAL LEASES                                                                                 36,738,563
                                                                                                 --------------
                                                                                                 --------------
TOTAL LOANS AND CAPITAL LEASES                                                                      141,965,124
                                                                                                 ==============

                                                      Exhibit 1 to Schedule 5.15

Bank of America Multi-Currency Credit Facility
As of                             28-Mar-00

                   Local       Local Currency                              Interim                                        US Dollar
Borrower/Office    Currency        Amount       Borrow Date    Due Date   Int. Date     Interest Rate   Exchange Rate    Equivalent
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom     GBP              500,000      12/13/1999   6/12/2000   3/13/2000          6.95000%          1.6250        812,500
United Kingdom     GBP              200,000       10/5/1999    4/3/2000    1/3/2000          6.82000%          1.6503        330,060
United Kingdom     GBP              350,000      10/12/1999   4/10/2000   1/10/2000          6.93750%          1.6503        577,605
United Kingdom     GBP              200,000      11/15/1999   5/15/2000   2/14/2000          6.72090%          1.6290        325,800
United Kingdom     GBP              270,000      11/22/1999   5/22/2000   2/22/2000          6.72000%          1.6170        436,590
United Kingdom     GBP              300,000        2/7/2000    8/7/2000    5/8/2000          7.14000%          1.6010        480,300
United Kingdom     GBP              950,000       2/18/2000   8/16/2000   5/18/2000          7.20000%          1.6100      1,529,500
France             FF             1,000,000       12/1/1999   5/30/2000   2/29/2000          4.22000%          0.1538        153,763
France             FF             2,000,000       12/6/1999    6/5/2000    3/6/2000          4.25000%          0.1533        306,697
Singapore          S$             1,050,000       12/6/1999    6/5/2000    3/6/2000          4.04000%          0.5935        623,145
Hong Kong          HK$            1,000,000      12/l3/1999   6/12/2000   3/13/2000          7.09000%          0.1286        128,617
Japan              JPY           30,000,000       3/17/2000   9/13/2000   6/15/2000          0.93000%          0.0095        284,738
Japan              NY            30,000,000      10/25/1999   4/24/2000   1/24/2000          0.97880%          0.0094        283,473
Japan              NY            20,000,000       12/3/1999   5/31/2000    3/2/2000          1.01000%          0.0098         196,71
Japan              JPY           50,000,000       12/6/1999    6/5/2000    3/6/2000          1.06250%          0.0098         488,81
Japan              JPY           20,000,000       12/7/1999    6/5/2000    3/6/2000          1.02000%          0.0098        195,446
Japan              JPY           20,000,000      12/20/1999   6/19/2000   3/20/2000          1.19000%          0.0097        194,175
Japan              JPY           20,000,000      12/29/1999   6/26/2000   3/28/2000          1.18750%          0.0098        195,599
Japan              JPY           20,000,000       2/18/2000   8/16/2000   5/18/2000          0.92000%          0.0092         184,00

                                                                                                                      --------------
                                                                                                         Total             7,726,561

                             NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                     8.08% Senior Notes, Series A, Tranche 2
                               due March 30, 2012

                                  SCHEDULE 10.7
                                      Liens

  None, other than in connection with capitalized leases described on Schedule
                                      5.15.

                                  Schedule 10.7

                                                                    EXHIBIT 1(a)


                        [FORM OF SERIES A TRANCHE 1 NOTE]

                              HEWITT ASSOCIATES LLC
                     7.94% SENIOR NOTE, SERIES A, TRANCHE 1
                               DUE MARCH 30, 2007

No. [_________]                                                           [Date]
$[_________]                                                   PPN:  42823# AB 9


              FOR VALUE RECEIVED, the undersigned, HEWITT ASSOCIATES LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Illinois, hereby promises to pay to ______________________, or registered assigns, the principal sum of
_________________________DOLLARS ($_______________) on March 30, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.94% per annum from the date hereof, payable semiannually, on March 30 and September 30 in each year, commencing September 30, 2000, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.94% or (ii) 2% over the rate of interest publicly announced by Harris Trust and Savings Bank from time to time in Chicago, Illinois as its "base" or "prime" rate.

              Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such places as provided in the Note Purchase Agreement referred to below.

              This Note is one of the Series A Notes issued pursuant to the Note Purchase Agreement dated as of March 15, 2000 (including any Supplemental Note Purchase Agreements, as such term is defined in, and as from time to time amended, the "Note Purchase Agreement") between the Company and the respective Purchasers named therein and, together with additional series of Notes from time to time issued thereunder (the "Supplemental Notes" and collectively with the Series A Notes, the "Notes"), is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.1 of the Note Purchase Agreement.

              This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount of like tenor will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration

                                  Exhibit 1(a)
of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

              The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

              If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

              This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by the laws of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                              HEWITT ASSOCIATES LLC


                              By:_________________________
                              Name:
                              Title:

                                        2
                                  Exhibit 1(a)

                                                                    EXHIBIT 1(b)

                        [FORM OF SERIES A TRANCHE 2 NOTE]

                              HEWITT ASSOCIATES LLC
                     8.08% SENIOR NOTE, SERIES A, TRANCHE 2
                               DUE MARCH 30, 2012

No. [_________]                                                           [Date]
$[_________]                                                    PPN: 42823# AC 7

                FOR VALUE RECEIVED, the undersigned, HEWITT ASSOCIATES LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Illinois, hereby promises to pay to ___________________, or registered assigns, the principal sum of
___________________ DOLLARS ($___________) on March 30, 2012, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.08% per annum from the date hereof, payable semiannually, on March 30 and September 30 in each year, commencing September 30, 2000, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.08% or (ii) 2% over the rate of interest publicly announced by Harris Trust and Savings Bank from time to time in Chicago, Illinois as its "base" or "prime" rate.

                Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such places as provided in the Note Purchase Agreement referred to below.

                This Note is one of the Series A Notes issued pursuant to the Note Purchase Agreement dated as of March 15, 2000 (including any Supplemental Note Purchase Agreements, as such term is defined in, and as from time to time amended, the "Note Purchase Agreement") between the Company and the respective Purchasers named therein and, together with additional series of Notes from time to time issued thereunder (the "Supplemental Notes" and collectively with the Series A Notes, the "Notes"), is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.1 of the Note Purchase Agreement.

                This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount of like tenor will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration

                                  Exhibit 1(b)
of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by the laws of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                             HEWITT ASSOCIATES LLC


                                             By: _________________________
                                             Name:
                                             Title:

                                        2
                                  Exhibit 1(b)

                                                                       EXHIBIT 2

                           [FORM OF SUPPLEMENTAL NOTE]

                              HEWITT ASSOCIATES LLC
                         [ ]% SENIOR NOTE, [SERIES [ ]]
                                     DUE[ ]

No. [_________]                                                           [Date]
$[_________]                                                   PPN [           ]

                  FOR VALUE RECEIVED, the undersigned, HEWITT ASSOCIATES LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Illinois, hereby promises to pay to __________________, or registered assigns, the principal sum __________________
of __________________ DOLLARS ($______________) on [ ], [ ], with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [ ]% per annum from the date hereof, payable semiannually, on [ ] and [ ] in each year, commencing [ ], until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [ ]% or (ii) 2% over the rate of interest publicly announced by Harris Trust and Savings Bank from time to time in Chicago, Illinois as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such places as provided in the Note Purchase Agreement referred to below.

                  This Note is one of the Series [ ] Notes issued pursuant to the Note Purchase Agreement dated as of March 15, 2000 (including any Supplemental Note Purchase Agreements, as such term is defined in, and as from time to time amended, the "Note Purchase Agreement") between the Company and the respective Purchasers named therein and, together with the Series A Notes (the "Issued Notes") in the aggregate principal amount of $50,000,000 and any additional series of Notes from time to time issued thereunder (such additional series of Notes, together with the Issued Notes and the Series [ ] Notes, the "Notes"), is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.1 of the Note Purchase Agreement.

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount and of like tenor will

                                    Exhibit 2
be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                  This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by the laws of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                       HEWITT ASSOCIATES LLC


                                       By: _________________________
                                       Name:
                                       Title:

                                        2
                                    Exhibit 2

                                                                       EXHIBIT 3


                 [FORM OF SUPPLEMENTAL NOTE PURCHASE AGREEMENT]

                                                       Dated as of ____________,
To   Each of the Purchasers Named
     in the Attached Supplemental Purchaser Schedule

Ladies and Gentlemen:

                  Reference is made to the Note Purchase Agreement dated as of March 15, 2000 between the Company and each of the Initial Purchasers named in Schedule A thereto (the "Agreement"). Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                  As contemplated by Section 1.2 and Section 2.2 of the Agreement, the Company agrees with you as follows:

                  A. Authorization of the Subsequent Notes. The Company has
authorized the issue and sale of $[             ] aggregate principal amount of
Subsequent Notes to be designated as its [___%] Senior Notes, Series [      ],
due [    ], [    ] (the "Series [ ] Notes"). The Series [ ] Notes will be dated the date of issue, will bear interest from such date at the rate of [ ]% per
annum, payable semiannually in arrears on [         ] and [         ] in each
year, commencing [     ], [      ] until the principal amount thereof shall
become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and Make-Whole Amount, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the due date for payment, whether by acceleration or otherwise, until paid, and shall be substantially in the form set out in Exhibit 2, with appropriate insertions to reflect the terms and provisions set forth herein.

                  B. Sale and Purchase of Series [ ] Notes. Subject to the terms and conditions of the Agreement and herein set forth, the Company will issue and sell to each of the Supplemental Purchasers, and each Supplemental Purchaser will purchase from the Company, Series [ ] Notes in the principal amount specified opposite its respective name in the Supplemental Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The sale and purchase of the Series [ ] Notes shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Series [ ] Closing") on [ ], [ ] or on such other Business Day thereafter as may be agreed upon by the Company and the Supplemental Purchasers. At the Closing the Company will deliver to each Supplemental Purchaser the Series [ ] Notes to be purchased by it in the form of a single Note (or such greater number of Series [ ] Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Series [ ] Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the

                                    Exhibit 3

Company (as specified in a notice to each Supplemental Purchaser at least three Business Days prior to the date of the Series [ ] Closing.

                  C. Conditions of Series [ ] Closing. The obligation of each Supplemental Purchaser to purchase and pay for the Series [ ] Notes to be purchased by it at the Series [ ] Closing is subject to the satisfaction, prior to or at the Series [ ] Closing, of the conditions set forth in Section 4 of the Agreement.

                  D. Prepayments. The Series [ ] Notes are subject to prepayment only pursuant to the required prepayments, if any, specified below and to the optional prepayments permitted by Section 8.2 of the Agreement.

                  [Required Prepayments to be Determined]

                  E. Series [   ] Notes Issued Under and Pursuant to Agreement.
Except as specifically provided above, the Series [ ] Notes shall be deemed to be issued under and subject to, and to have the benefit of, all of the terms and conditions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

                  F. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Purchasers hereunder, all references to "this Agreement" shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, all references to "Notes" therein shall be deemed to include the Series [ ] Notes, and (ii) except for changes to such representations and warranties, or the Schedules referred to therein, that are set forth in the attached Schedule 5.

                  G. Representations of the Purchasers. Each Purchaser confirms to the Company that the representations set forth in Section 6 of the Note Purchase Agreement are true and correct as to such Purchaser.

                  The execution by the Supplemental Purchasers shall constitute a contract between the Company and the Supplemental Purchasers for the uses and purposes set forth above. By its acceptance hereof, each Supplemental Purchaser shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                    HEWITT ASSOCIATES LLC

                                    By: _________________________
                                    Name:
                                    Title:

The foregoing is agreed to as of the date thereof.

[ADD PURCHASER SIGNATURE BLOCKS]

                                        2
                                    Exhibit 3

                                                                  EXHIBIT 4.4(a)

                           FORM OF OPINION OF COUNSEL
                                 FOR THE COMPANY

         The opinion of C. Lawrence Connolly III, Esq., counsel for the Company, shall be to the effect that:

         1. The Company is a limited liability company organized and validly existing in good standing under the laws of the State of Illinois, with full power and authority to conduct the activities in which it is now engaged, to own its property and to enter into and perform the Agreement and to issue and sell the Notes.

         2. Each Domestic Subsidiary of the Company is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to carry on its business as now conducted and own its property.

         3. Each of the Company and each Domestic Subsidiary is duly qualified or licensed and in good standing as a foreign limited liability company or corporation authorized to do business in each jurisdiction where the nature of the business transacted by it or the character of its properties owned or leased makes such qualification or licensing necessary except where failure to so qualify would not, individually or in the aggregate, have a material adverse affect on its business, properties, or condition, financial or otherwise.

         4. The Agreement has been duly authorized by proper action on the part of the Company, has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement of the Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         5. The Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement of the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         6. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the lawful execution and delivery by the Company of the Agreement or the lawful offering, issuance and sale of the Notes, and no designation, filing, declaration, registration and/or qualification with any governmental authority is required by the Company in connection with such offer, issuance and sale.

                                 Exhibit 4.4(a)

         7. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation of any Lien on the property of the Company or any Subsidiary pursuant to, (i) the provisions of the Operating Agreement, Articles of Organization or other organic or charter document of the Company or any Subsidiary or By-laws of any Subsidiary or any loan agreement under which the Company or any Subsidiary is bound, or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their property is bound or (ii) any law (including usury laws) or regulation, order, writ, injunction or decree of any court or governmental authority applicable to the Company.

         8. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         9. There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against, or affecting the Company or its Subsidiaries, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to result, either individually or in the aggregate, in any material adverse change in the business, properties, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

         10. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, are owned by the Company free and clear of any Lien.

         11. The issuance of the Notes and the use of the proceeds of the sale of the Notes do not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II).

         12. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended. The Company is not an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

The opinion of C. Lawrence Connolly III, Esq. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America and the State of Illinois, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to

                                       2
                                 Exhibit 4.4(a)
be competent and reliable. Such opinion shall provide that it may be relied upon by the Purchasers and transferees of the Notes.

                                        3
                                 Exhibit 4.4(a)

                                                                  Exhibit 4.4(b)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

         The opinion of Gardner, Carton & Douglas, special counsel for the Purchasers, shall be to the effect that:

         1. The Company is a limited liability company organized and validly existing in good standing under the laws of the State of Illinois, with requisite power and authority to enter into and perform the Agreement and to issue and sell the Notes.

         2. The Agreement has been duly authorized by proper action on the part of the Company, has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement of the Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement of the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Articles of Organization and Operating Agreement of the Company.

         The opinion of Gardner, Carton & Douglas also shall state that the opinion of C. Lawrence Connolly III, Esq., counsel for the Company, delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in their opinion, the Purchasers are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

                                 Exhibit 4.4(b)